EXHIBIT 10.12



                         AMCOL International Corporation
                      Second Amendment to Credit Agreement



Harris Trust and Savings Bank
Chicago, Illinois

NBD Bank
Mt. Prospect, Illinois

LaSalle National Bank
Chicago, Illinois

The Northern Trust Company
Chicago, Illinois



Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of October 4, 1994 as heretofore amended (the "Credit Agreement") by and among the undersigned, AMCOL International Corporation (formerly known as American Colloid Company), a Delaware corporation (the "Company"), Harris Trust and Savings Bank in its capacity as Agent (the "Agent") and you (collectively, the "Banks"). The Company applies to the Banks for their agreement to amend certain terms of the Credit Agreement in the manner and on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise specifically defined have the meaning given such terms in the Credit Agreement.

Section 1.        Amendments To Credit Agreement.

     Upon satisfaction of all of the conditions precedent specified in Section 2 of this Amendment, the Credit Agreement shall be amended as follows:

     Section  1.1.  Section  7.2 of the  Credit  Agreement  shall be  amended by
deleting  the  rating  "A-XII"   wherever  the  same  appears   therein  and  by
substituting therefore the rating "A-VII."

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     Section 2.1. The Company, the Agent and the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

     Section  2.2.  Each of the  representations  and  warranties  set  forth in
Section 5 of the Credit Agreement shall be true and correct.

     Section 2.3. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

Section 3.        Miscellaneous.

     Section 3.1. Except as specifically amended herein the Credit Agreement shall continue in full force and effect. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, the Guaranty Agreement or any communication issued or made pursuant to or with respect thereto, any reference to the Credit Agreement in any of such being sufficient to refer to the Credit Agreement as amended hereby.

     Section 3.2. The Company shall pay all fees and expenses (including attorneys' fees) incurred by Harris Trust and Savings Bank and its counsel incurred in connection with the drafting and preparation, and supervision of legal matters in connection with this Amendment.

     Section 3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of this 28th day of March, 1996

                                          AMCOL International Corporation
                                            (formerly known as American Colloid
                                            Company)


                                          By:  /s/ Paul G. Shelton
                                          Its: Sr. Vice President

Accepted and agreed to as of the day and year last above written.

                                          Harris Trust and Savings Bank,
                                            individually and as Agent


                                          By:  /s/ Richard Bott
                                          Its: Vice President

                                          NBD Bank


                                          By:  /s/ Robert D. Curtis
                                          Its: First Vice President

                                          LaSalle National Bank


                                          By:  /s/ Douglas Lovette
                                          Its: First Vice President

                                          The Northern Trust Company


                                          By:  /s/ Daniel R. Hintzen
                                          Its: Vice President

                         AMCOL International Corporation
                       Third Amendment to Credit Agreement


Harris Trust and Savings Bank
Chicago, Illinois

The First National Bank of Chicago (as
successor to NBD Bank)
Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

The Northern Trust Company
Chicago, Illinois


Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of October 4, 1994 as heretofore amended (the "Credit Agreement") by and among the undersigned, AMCOL International Corporation (formerly known as American Colloid Company), a Delaware corporation (the "Company"), Harris Trust and Savings Bank in its capacity as Agent (the "Agent") and you (collectively, the "Banks"). The Company applies to the Banks for their agreement to amend certain terms of the Credit Agreement in the manner and on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise specifically defined have the meaning given such terms in the Credit Agreement.

Section 1.        Amendments To Credit Agreement.

     Upon satisfaction of all of the conditions precedent specified in Section 2 of this Amendment, the
Credit Agreement shall be amended as follows:

     Section 1.1. Sections 7.15(g) and 7.15(i) of the Credit Agreement shall be amended in their entirety and as so amended shall be restated to read as follows:

          "(g)   investments   in,  and  loans  and  advances   to,   Restricted
     Subsidiaries   (other  than  Domestic   Subsidiaries)   not  in  excess  of
     $50,000,000 at any one time outstanding;

          (i) any other investments, loans and advances in an aggregate amount not to exceed the lesser of (x) $25,000,000 or (y) the difference between
     (a) $50,000,000 less (b) the amount of outstanding investments permitted by subsection (g) hereof."

Section 2.        Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     Section 2.1. The Company, the Agent and the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

     Section 2.2. The Company's new Domestic Subsidiary, Volclay International Corporation, a Delaware corporation ("Volclay International") shall have executed and delivered a Guaranty Assumption Agreement satisfactory to the Banks.

     Section 2.3. The Banks shall have received copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment and the other instruments and documents contemplated hereby and an opinion of counsel to the Company and Volclay International, in a form satisfactory to the Banks.

     Section  2.4.  Each of the  representations  and  warranties  set  forth in
Section 5 of the Credit Agreement shall be true and correct. The Company further represents and warrants that the Guarantors listed on Exhibit A hereto constitute all of the Company's Domestic Subsidiaries existing as of the date hereof and that Amcol International Corp. has changed its name to Regeneration Technologies, Inc.

     Section 2.5. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

Section 3.        Miscellaneous.

     Section 3.1. Except as specifically amended herein the Credit Agreement shall continue in full force and effect. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, the Guaranty Agreement or any communication issued or made pursuant to or with respect thereto, any reference to the Credit Agreement in any of such being sufficient to refer to the Credit Agreement as amended hereby.

     Section 3.2. The Company shall pay all fees and expenses (including attorneys' fees) incurred by Harris Trust and Savings Bank and its counsel incurred in connection with the drafting and preparation, and supervision of legal matters in connection with this Amendment.

     Section 3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     Dated as of this 12th day of September, 1996.

                                   AMCOL International Corporation
                                     (formerly known as American Colloid
                                     Company)

                                   By:  /s/ Paul G. Shelton
                                   Its: Sr. Vice President

Accepted and agreed to as of the day and year last above written.

                                   Harris Trust and Savings Bank,
                                     individually and as Agent

                                   By:  /s/ Richard Bott
                                   Its: Vice President

                                   The First National Bank of Chicago
                                     (as successor to NBD Bank)

                                   By:  /s/ Robert D. Curtis
                                   Its: First Vice President

                                   LaSalle National Bank

                                   By:  /s/ Douglas Lovette
                                   Its: First Vice President

                                   The Northern Trust Company

                                   By:  /s/ Daniel R. Hintzen
                                   Its: Vice President

                                    Exhibit A

                              Domestic Subsidiaries


                           Name                                        Jurisdiction of Incorporation

  Ameri-Co Carriers, Inc.                                                          Nebraska

  Nationwide Freight Service, Inc.                                                 Nebraska

  Chemdal Corporation                                                              Delaware

  Superior Absorbents, Inc.                                                        Delaware

  Montana Minerals Development Company                                             Montana
                                                                                   Delaware
  Chemdal International Corporation

  Regeneration    Technologies,    Inc.   (f.k.a.    Amcol                         Delaware
  International Corp.)

  Colloid Environmental Technologies Company                                       Delaware

  American Colloid Company (f.k.a.  AES Acquisition,  Inc.                         Delaware
  and American Colloid Mineral Company)

  Nanocor, Inc.                                                                    Delaware

  Volclay International Corporation                                                Delaware
